Exhibit 99.1

Zoomcar, the World’s Largest Emerging Market Focused Car Sharing Platform, Announces Completion of its Business Combination with Innovative International Acquisition Corporation (IOAC) and Anticipated Nasdaq Listing

●	Zoomcar, Inc. and IOAC consummated the merger transaction comprising IOAC’s initial business combination on December 28, 2023

●	Combined Company will be named Zoomcar Holdings, Inc. expects to begin trading on NASDAQ under ticker symbol “ZCAR” stock ticker on December 29, 2023

●	Zoomcar is a leading emerging market peer2peer car sharing platform with operations across India, Indonesia and Egypt

●	Zoomcar and IOAC entered into a definitive merger agreement dated October 13, 2022 (the “Merger Agreement”)

Bangalore, India and New York, NY December 28, 2023, Innovative International Acquisition Corporation (NASDAQ: IOAC, or “IOAC”), formerly a Cayman Island registered blank-check special purpose acquisition company, and Zoomcar, Inc. (“Zoomcar”), an emerging market focused peer2peer car sharing company, are pleased to announce the closing (“Closing”) of their previously announced merger (the “Business Combination”). Prior to Closing, IOAC transferred by way of continuation out of the Cayman Islands and into the State of Delaware, so as to become a Delaware corporation.

The Combined Company resulting from the merger was, effective at Closing, renamed Zoomcar Holdings, Inc. (“Zoomcar Holdings”) and expects to begin trading on NASDAQ on December 29, 2023 under the ticker symbol “ZCAR” for its common stock and “ZCARW” for its publicly traded warrants.

IOAC’s shareholders approved the Business Combination, among other related matters, at an extraordinary general meeting held on December 19, 2023. The Business Combination, among other related matters, was also approved by Zoomcar stockholders, including certain holders of shares of Zoomcar India Private Limited, a wholly owned Zoomcar subsidiary.

Greg Moran, CEO and Co-Founder of Zoomcar commented, “We’re thrilled to announce this exciting milestone in Zoomcar’s nearly decade long company journey. This marks the beginning of an important new phase in our company’s growth as we embark on reaching new heights for our emerging market focused peer2peer car sharing platform. We thank the IOAC team for partnering with us in these efforts.”

Mohan Ananda, Chairman and CEO of IOAC, who has also been approved by IOAC shareholders as nominee to the board of directors of Zoomcar Holdings and is expected to serve as the initial Chairman of the Zoomcar Holdings board, expressed his joy regarding the successful conclusion of Innovative’s business combination with Zoomcar, “As an innovative peer-to-peer car-sharing company, Zoomcar holds immense potential to establish a global community of car owners and renters. With Zoomcar’s exceptional management team, we are poised to make a transformative impact on traditional industries. Our collaborative efforts aim to challenge norms, create opportunities for active participation in the sharing economy, and redefine the future of mobility on a global scale.”

With the closing of the merger, IOAC has been renamed Zoomcar Holdings, Inc., and will continue to operate under the Zoomcar management team, led by Greg Moran, Zoomcar, Inc.’s Co-Founder and Chief Executive Officer. Shares of Zoomcar common stock are expected to begin trading under the symbol ZCAR on the Nasdaq Global Market platform on or about December 29, 2023; publicly trading warrants are expected to be listed on the Nasdaq Capital Market platform on or about the same date.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as exclusive financial advisor and exclusive capital markets advisor to Zoomcar; DLA Piper LLP (US) acted as legal advisor to Cohen & Company Capital Markets. Ellenoff Grossman & Schole LLP acted as US legal advisor to Zoomcar. Lincoln International acted as financial advisor to the special committee of the board of directors of Innovative (the “Special Committee”). Morris, Nichols, Arsht & Tunnell LLP acted as legal advisor to the Special Committee. McDermott Will & Emery LLP acted as US legal advisor to Innovative. Weinberg Zareh Malkin Price LLP acted as US legal advisor to Ananda Small Business Trust.

About Zoomcar

Founded in 2013 and headquartered in Bengaluru, India, Zoomcar is a leading marketplace for car sharing focused on emerging markets. The Zoomcar community connects hosts with guests, who choose from a selection of cars for use at affordable prices, promoting sustainable, smart transportation solutions in growing markets.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (2) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Zoomcar to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (3) the impact of the COVID-19 pandemic on the business of Zoomcar (including the effects of the ongoing global supply chain shortage); (4) Zoomcar’s limited operating history and history of net losses and Zoomcar’s incurrence of additional significant liabilities and expenses in connection with the Business Combination, resulting in an expectation that the post-Closing company will pursue opportunities to raise capital in the near and intermediate term after the Business Combination; (5) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (6) costs related to the Business Combination; (7) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (8) the possibility that Zoomcar may be adversely affected by other economic, business, regulatory, and/or competitive factors; (9) Zoomcar’s estimates of expenses and profitability; (10) the evolution of the markets in which Zoomcar competes; (11) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (12) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (13) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (14) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (15) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (16) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; (17) the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (18) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (19) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; (20) Zoomcar’s ability to obtain additional capital when necessary; (21) the risk that Zoomcar’s significant increased expenses and administrative burdens as a public company could have an adverse effect on its business, financial condition and results of operations; (22) if the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the potential for the market price of Zoomcar’s securities to decline; (23) the ability to obtain or maintain the listing of common stock or warrants on Nasdaq following the Business Combination; (24) Zoomcar’s management team’s limited experience managing a public company; and (25) other risks and uncertainties identified in the Registration Statement (No. 333-269627), initially filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2023, as amended and supplemented, relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Innovative, Zoomcar, or New Zoomcar.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement referenced above and other documents filed by Zoomcar from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and the combined com disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Media:

Surabi Shetty, PR Lead

surabi.shetty@zoomcar.com

Zoomcar, Inc.

Greg Moran, CEO & Co-Founder

Greg@zoomcar.com

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